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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 29, 2004



                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)


          Massachusetts            333-114018                 04-2955061
  (State or other jurisdiction     (Commission              (IRS Employer
        of incorporation)         File Number)           Identification No.)


31 Market Street, Ipswich, Massachusetts                         01749
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (978) 356-3700


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Items 1 through 4. Not applicable.

Item 5. Other Events.

On July 29, 2004, the registrant issued a press release regarding the completion of its recent registered offering of its common stock. The press release is attached hereto as an exhibit.

Item 6. Not Applicable.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits:

            Exhibit 99.1 Press Release dated July 29, 2004

Items 8 through 12. Not applicable.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST IPSWICH BANCORP


                                          By: /s/ Donald P. Gill
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                                              Donald P. Gill
                                              President and C.E.O.

Date: July 29, 2003


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                                  EXHIBIT INDEX

Exhibit #               Exhibit Description
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  99.1                  Press Release dated July 29, 2004


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